UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 8, 2008

IR BIOSCIENCES HOLDINGS, INC.
(Exact name of registrant specified in charter)

Delaware	033-05384	13-3301899
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8767 E. Via de Ventura, Suite 190, Scottsdale, Arizona 85258
(Address of principal executive offices)  (Zip Code)

(480) 922-3926
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (the “8-K/A”) amends and restates in its entirety the Current Report on Form 8-K for IR Biosciences Holdings, Inc. (the “Company”) dated August 8, 2008 and filed with the Securities and Exchange Commission on August 11, 2008 (the “Original 8-K”) to supplement the description of the agreements and transactions described in Item 1.01 with respect to the minimum conversion price of the 0% interest convertible debentures.

Item 1.01  Entry into a Material Definitive Agreement

Purchase Agreement with Brencourt Multi-Strategy International LTD

On August 8, 2008, IR Biosciences Holdings, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain funds for which Brencourt Advisors, LLC is the investment manager (the “Buyers”), pursuant to which the Buyers agreed to purchase from the Company (i) up to $5 million of 10% subordinated secured convertible debentures (the “Convertible Debentures”), which shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and (ii) warrants to acquire up to 2,500,000 additional shares of Common Stock (the “Warrants”) (the “Financing”).  The Warrants are exercisable after the six month and one day anniversary from the date of issuance and have a term of exercise equal to five years.  A copy of the Purchase Agreement is attached hereto as Exhibit 10.1.

The closing of the Financing occurred on August 8, 2008, at which time the Company sold to the Buyers $5 million of the Convertible Debentures and the Warrants.  Obligations under the Convertible Debentures are guaranteed by ImmuneRegen BioSciences, Inc., the Company’s wholly-owned subsidiary (the “Guarantor”). The Company’s obligations under the Convertible Debentures are secured by (i) all of the assets and property of the Guarantor pursuant to a Security Agreement by and between the Company and the Guarantor in favor of the Buyer, a copy of which is attached to this Current Report as Exhibit 10.3; and (ii) by Patent Collateral of the Company and the Guarantor in accordance with a Patent Security Agreement by and among the Company, the Buyer and the Guarantor, a copy of which is attached to this Current Report as Exhibit 10.4.  The security interests granted to the Buyer are subject to and subordinated to the senior security interests granted by the Company and Guarantor to YA Global Investments, L.P.  Notwithstanding the subordinated security interests granted to the Buyer, the Company is permitted to pay and the Buyer may receive any regularly scheduled payment of principal, interest, liquidated damages, buy-in compensation or other amounts due and payable on the Financing.

The Convertible Debentures mature on August 8, 2013, unless extended by the holder, and accrue interest at the rate of 10% per annum.  Interest is payable in cash quarterly on the last day of each calendar quarter beginning on September 30, 2008, or at the Company’s option (i) if “Equity Conditions” (as defined in the Convertible Debentures) are satisfied, it may be paid by the issuance of Common Stock or (ii) by issuance of a 0% interest convertible debenture with a five year term of exercise and a minimum conversion price of $0.30conversion price floor of $0.30 per share.  The Company was required to prepay interest for the first and last quarters of the term of the Convertible Debentures.  The Convertible Debentures are convertible at any time at the option of the holder into shares of the Company’s Common Stock at a price equal to $1.55 per share.

At any time after the six-month anniversary of the issuance of the Convertible Debentures, the Company may redeem a portion or all amounts outstanding under the Convertible Debentures prior to August 8, 2013 provided that certain conditions to redemption have been satisfied.   The Company may force a conversion of the Convertible Debentures into Common Stock, provided that specified conditions have been satisfied.  Holders of the Convertible Debentures are subject to limitations on their right to convert the Convertible Debentures, or receive shares of Common Stock as payment of interest, if after giving effect to such conversion or receipt of shares, the holder would be deemed to beneficially own more than 9.98% of the Company’s then outstanding Common Stock.  Upon the occurrence of certain events of default defined in the Convertible Debentures, including the Company’s failure to pay the holder any amount of principal, interest, or other amounts when due, the full principal amount of the Convertible Debentures, together with interest and other amounts due, become immediately due and payable in cash at the “Mandatory Default Amount” as defined in the Convertible Debentures.

In the event the Company effects any “Fundamental Transaction” as defined in the Convertible Debentures, including a merger or consolidation of the Company, completion of a tender offer or exchange offer, or sale of substantially all of its assets, the holder has the right to receive, upon any subsequent conversion of the Convertible Debentures, the same kind and amount of securities, cash and/or property that the holder would have been entitled to receive upon the occurrence of the Fundamental Transaction if it held one share of Common Stock for each conversion share of Common Stock (the “Alternate Consideration”).  In addition, any successor to the Company or surviving entity shall issue to the holder a convertible debenture with a principal amount equal to the Convertible Debentures then held by the holder, plus all accrued and unpaid interest and other amounts, and with the same terms and conditions as the Convertible Debentures including the right to convert into the Alternate Consideration.

The Warrants have an exercise price, subject to adjustments, of $2.00 per share and are exercisable at any time on or after February 8, 2009 and prior to February 8, 2014.  The Warrants provide a right of cashless exercise if, at the time of exercise, there is no effective registration statement registering the resale of the shares underlying the Warrants.  To the extent not previously exercised,  the Warrants will automatically be exercised via cashless exercise on February 8, 2014.  Holders of the Warrants are subject to limitations on their right to exercise the Warrants, if after giving effect to the exercise, a holder and its affiliates would be deemed to beneficially own more than 4.99% of the Company’s then outstanding Common Stock.

If, at anytime beginning from the 6 month anniversary date of the Purchase Agreement, the Company fails to satisfy the current public information requirements under Rule 144, the Company is required to pay to the Buyers an amount in cash equal to 2% of the aggregate subscription amount of the Buyers’ securities on the day of such failure and on every 30th day, bearing interest at the rate of 1.5% per month, until it is cured or such information is not required.  Subject to any prior rights granted to YA Global Investments, L.P., the Buyers have a right to participate in up to an amount equal to 50% of any subsequent financing that involves the issuance of the Company’s capital stock or indebtedness for so long as the Convertible Debentures are outstanding.   The Buyers also have registration rights in that it may include the shares issued and issuable pursuant to the Convertible Debentures and Warrants in certain registration statements filed by the Company.

The summary of the Purchase Agreement and the Financing set forth above do not purport to be a complete statement of the terms of the Purchase Agreement and the Financing.  This summary is qualified in its entirety by reference to the full text of the Purchase Agreement attached hereto as Exhibit 10.1, the Convertible Debenture attached hereto as Exhibit 4.1, the Warrant attached hereto as Exhibit 4.2, the Guaranty attached hereto as Exhibit 10.2, the Security Agreement attached hereto as Exhibit 10.3 and the Patent Security Agreement attached hereto as Exhibit 10.4.

 Waiver and Amendment of YA Debentures and Warrants and Issuance of Additional Warrants

            The Company previously issued to YA Global Investments, L.P. (“YA Global”) a Secured Convertible Debenture dated January 3, 2008 in the principal sum of $2 million and a Secured Convertible Debenture dated June 12, 2008 in the principal sum of $1 million (collectively, the “YA Convertible Debentures”) pursuant to a Securities Purchase Agreement dated January 3, 2008 (the “YA Agreement”),  which are previously reported in the Company’s Form 8-K Current Reports filed with the Securities and Exchange Commission (“SEC”) on January 9, 2008 and June 12, 2008, respectively.     The YA Convertible Debentures are convertible into shares of the Company’s Common Stock (the “YA Conversion Shares”).  Pursuant to the YA Agreement, the Company also issued to YA Global warrants (the “YA Warrants”) to purchase 7,500,000 shares of Common Stock (the “YA Warrant Shares”).  On August 8, 2008, in consideration for YA Global’s consent to the Company conducting and closing the Financing, the Company and YA Global agreed to amend the YA Convertible Debentures to increase the annual interest rate from 8% to 10% and adjust the Conversion Price to $1.50 (the “Amended Debentures”).  Additionally, under the Amended Debentures, YA Global may elect on or after December 31, 2009 to have the Company redeem up to $1.5 million of the YA Global Debentures as well as the payment of a redemption premium of 20% of the principal amount redeemed.  The Company may also pay the interest on the Amended Debentures, at the Company’s option, in cash, 0% interest convertible debentures with a five year term of exercise with a minimum conversion price of $0.30 per share, or, subject to the satisfaction of certain specified equity conditions, in shares of the Company’s Common Stock.  All overdue accrued and unpaid interest to be paid on the Amended Debentures shall be subject to a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law that accrues daily until all overdue amounts are paid in full.

In addition, the Company and YA Global agreed to amend the YA Warrants to adjust the exercise price of the warrants to $2.00 (the “YA Warrant Amendment”) and to reduce the YA Warrant Shares to 750,000 pursuant to the terms of the YA Warrants as a result of the Company’s 1 for 10 reverse stock split described below in Item 8.01.  The Company also agreed to issue to YA Global additional warrants to purchase an additional 750,000 shares of Common Stock on or before December 31, 2012 (the “Expiration Date”) at an exercise price of $2.00, subject to adjustment (the “YA Additional Warrants”).  Holders of the YA Additional Warrants are limited in their right to exercise the YA Additional Warrants if, upon giving effect to such exercise, it would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date.  The YA Additional Warrants provide a right of cashless exercise if, at the time of exercise, there is no effective registration statement registering the resale of the shares underlying the warrants.

The summary of the Amended Debentures, the YA Warrant Amendment and the YA Additional Warrant set forth above do not purport to be a complete statement of the terms of such documents.  This summary is qualified in its entirety by reference to the full text of the Amended Debentures, attached hereto as Exhibits 4.3 and 4.4, the YA Warrant Amendment attached hereto as Exhibit 4.5, and the YA Additional Warrant, attached hereto as Exhibit 4.6.

THIS CURRENT REPORT IS NOT AN OFFER OF SECURITIES FOR SALE.  ANY SECURITIES SOLD IN AS DESCRIBED ABOVE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01, above, of this Form 8-K/A is hereby incorporated by reference into this Item 2.03 with respect to the terms and sale of, and the financial obligations created by, the Convertible Debentures.

Item 3.02  Unregistered Sale of Equity Securities

The disclosure provided in Item 1.01, above, of this Form 8-K/A is hereby incorporated by reference into this Item 3.02 with respect to the terms and sale of the Convertible Debentures, the Warrants and the issuance of the YA Additional Warrants. YA Global and each of the Buyers represented that it is an “accredited investor” and agreed that the securities bear a restrictive legend against resale without registration under the Securities Act of 1933, as amended (the “Securities Act”).  The sale of the Convertible Debentures and issuance of the Warrants and the YA Additional Warrants were made pursuant to Section 4(2) and/or Rule 506 of Regulation D as promulgated by the U.S. Securities and Exchange Commission under the Securities Act.

Item 7.01  Regulation FD Disclosure

On August 11, 2008, the Company issued a press release announcing the Purchase Agreement with the Buyers. A copy of the press release is attached to this Current Report as Exhibit 99.1 and the information therein is incorporated herein by reference.

Item 8.01 Other Events

On July 10, 2008, the Company filed an amendment with the Delaware Secretary of State to its Certificate of Incorporation, as amended, (the “Amended Certificate”) effectuating a 1 for 10 reverse stock split and a reduction in the number of authorized shares of Common Stock to 100 million.  The Amended Certificate and the reverse stock split were described in the Company’s Proxy Statement filed with the SEC on May 9, 2008.  As previously reported in the Company’s Current Report on Form 8-K filed with the SEC on July 22, 2008, the Amended Certificate, including the reverse stock split, was approved by the stockholders at the Company’s annual meeting held on June 25, 2008.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Number	Description
4.1*	Form of 10% Secured Convertible Debenture due August 8, 2013 dated August 8, 2008.
4.2*	Form of Common Stock Purchase Warrant dated August 8, 2008.
4.3*	Amendment Number 2 to 8% Secured Convertible Debenture in the amount of $2,000,000 issued to YA Global Investments, L.P., dated January 3, 2008.
4.4*	Amendment Number 2 to 8% Secured Convertible Debenture in the amount of $1,000,000 issued to YA Global Investments, L.P., dated June 12, 2008.
4.5*	Amendment Number 1 to Common Stock Purchase Warrant, issued to YA Global Investments, L.P., dated August 8, 2008.
4.6*	Common Stock Purchase Warrant, issued to YA Global Investments, L.P., dated August 8, 2008.
10.1*	Securities Purchase Agreement, dated as of August 8, 2008, by and among the Company, the Buyers, and ImmuneRegen BioSciences, Inc.
10.2*	Guaranty Agreement dated as of August 8, 2008, executed by ImmuneRegen BioSciences, Inc. in favor of the Buyers.
10.3*	Security Agreement dated as of August 8, 2008, by and among the Company, ImmuneRegen BioSciences, Inc., and the Buyers.
10.4*	Patent Security Agreement dated as of August 8, 2008, by and among the Company, ImmuneRegen BioSciences, Inc. and the Buyers.
99.1*	Press Release dated August 11, 2008.

 * Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2008	By:	/s/ Michael K. Wilhelm
Michael K. Wilhelm
President and Chief Executive Officer (Duly Authorized Officer)